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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         ------------------------------



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)       August 10, 1999
                                                 -----------------------------


                         RADIANCE MEDICAL SYSTEMS, INC.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                       0-28440                68-0328265
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(State or Other Jurisdiction          (Commission           (I.R.S. Employer
      of Incorporation)               File Number)         Identification No.)


13700 Alton Parkway, Suite 160, Irvine, California               92618
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code       (949) 457-9546
                                                    ---------------------------


                                (Not Applicable)
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On August 10, 1999, Ernst & Young LLP was dismissed as the auditors for Radiance Medical Systems, Inc., a Delaware corporation (the "Company").

         There were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure or any reportable event. Ernst & Young LLP's reports on the Company's financial statements for the fiscal years ended December 31, 1998 and December 31, 1997, (i) did not contain any adverse opinion or disclaimer of opinion, and (ii) were not qualified as to uncertainty, audit scope or accounting principles.

         The foregoing was approved by the Audit Committee of the Board of Directors of the Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Not applicable.
         (b)      Not applicable.
         (c)      Exhibits.  The following exhibits are filed as part of
                             this report:

         Exhibit Number            Description
         --------------            -----------

             16.1 Letter from Ernst & Young LLP on changes in certifying accountant





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             RADIANCE MEDICAL SYSTEMS, INC.



Date:  August 16, 1999                       By:   /s/ Stephen R. Kroll
                                                   ----------------------------
                                                   Stephen R. Kroll
                                                   Chief Financial Officer
























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                                 EXHIBIT INDEX


EXHIBIT NUMBER            DESCRIPTION
--------------            -----------

    16.1 Letter from Ernst & Young LLP on changes in certifying accountant